UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008

UnionBanCal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street

San Francisco, CA 94104-1302

(Address of principal executive offices with zip code)

(415) 765-2969

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of November 4, 2008, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), a joint stock company (kabushiki kaisha) incorporated in Japan under the Commercial Code of Japan and a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., a joint stock company (kabushiki kaisha) incorporated in Japan under the Commercial Code of Japan (“MUFG”), completed its previously announced merger transaction with UnionBanCal Corporation, a Delaware corporation (the “Company”), pursuant to which the Company became a wholly owned subsidiary of MUFG, pursuant to the Agreement and Plan of Merger, dated as of August 18, 2008, by and among the Company, BTMU and Blue Jackets, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of BTMU (as such agreement may be amended or supplemented from time to time, the “Merger Agreement”). On November 4, 2008, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company as the surviving corporation (the “Surviving Corporation”) and a wholly-owned indirect subsidiary of MUFG. In the Merger, all outstanding shares of common stock, par value $1.00 per share (the “Shares”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than such Shares owned by the Company, by MUFG or its affiliates, or by holders of Shares who have perfected appraisal rights, were cancelled and converted into the right to receive $73.50.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by the Company on August 19, 2008 (SEC File No. 001-15081), and is incorporated herein by reference thereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of the Company’s intent to remove the Shares from listing, and the Company expects the NYSE promptly to file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the Shares from the NYSE.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of November 4, 2008, the Certificate of Incorporation and Bylaws of the Company (as the Surviving Corporation) are as set forth in Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On November 4, 2008, the Company, MUFG and BTMU issued a joint press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Incorporation of the Company.

3.2	Bylaws of the Company.

99.1	Joint Press Release of the Company, MUFG and BTMU, dated November 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2008

UNIONBANCAL CORPORATION

By:	/s/ David I. Matson
	Name:	David I. Matson
	Title:	Vice Chairman and Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Incorporation of the Company.

3.2	Bylaws of the Company.

99.1	Joint Press Release of the Company, MUFG and BTMU, dated November 4, 2008.

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